                                                                    EXHIBIT 99.1

                              BANCWEST CORPORATION

       SUPPLEMENTAL QUARTERLY FINANCIAL DATA FOR THE 1ST QUARTER OF 2001

                                                                   Inquiries to:
                                                                Albert M. Yamada
        SYMBOL:  BWE                                         Assistant Treasurer
                                                            808/844-3701 (phone)
                                                              808/844-3699 (fax)

        All amounts in millions to 3 decimal places -- (Example: $3,474,387,000 = 3,474.387), except per share data



PER SHARE DATA                                                                 2001-Q1
                                                                               -------
Diluted

   --Earnings                                                                     0.49
   --Operating Earnings (1)                                                       0.51
   --Cash Earnings (2)                                                            0.56
   --Operating Cash Earnings (1) (2)                                              0.58
   --Core Earnings (1) (3)                                                        0.45
   --Core Cash Earnings (1) (2) (3)                                               0.52


Cash Dividends Declared                                                           0.19
EOP Book Value                                                                   16.40
EOP Shares Outstanding
   --Basic (excl.com.equiv.)                                                   124.705
Average Shares Outstanding
   --Diluted                                                                   126.131

HIGH Common Share Price                                                          27.25
LOW Common Share Price                                                           22.50
EOP Common Share Price                                                           24.00


INCOME STATEMENT
Interest Income-FTE                                                            338.926
Interest Expense                                                               149.478
Net Interest Income-FTE                                                        189.448
Loan Loss Provision                                                             35.200
Investment Securities Transactions                                              41.300
Trading Account                                                                      -
Foreign Exchange                                                                     -


                                                                               2001-Q1
                                                                               -------
Trust and Investment Services                                                    9.127
Service Charges on Deposit Accounts                                             20.436
Other Service Charges and Fees                                                  18.374
Other Noninterest Income
   (excl.material non-recurring items)                                           9.262
Material Non-Recurring Revenue                                                       -
Total Noninterest Income                                                        98.499
Staff Expense                                                                   67.350
Occupancy & Equipment Expense                                                   23.767
Deposit Insurance Expense                                                        0.659
Foreclosed Property Expense                                                      1.109
Amortization of Intangibles                                                     10.284
Other Expense
   (excl.material non-recurring items)                                          37.586
Material Non-Recurring Expense
   (excluding extraordinary items)                                               9.333
Minority Interest                                                                    -
Total Noninterest Expense                                                      150.088
Pre-Tax Income-FTE                                                             102.659
Tax Equivalent Adjustment                                                        0.075
Reported Pre-Tax Income                                                        102.584
Taxes                                                                           40.837
Net Income before Extraordinary Items                                           61.747
Extraordinary Items                                                                  -

Net Income                                                                      61.747
Net Operating Earnings (1)                                                      64.089
Net Cash Earnings (2)                                                           70.303
Net Operating Cash Earnings (1) (2)                                             72.645
Core Earnings (1) (3)                                                           56.512
Core Cash Earnings (1) (2) (3)                                                  65.068
Net Interest Margin, Annualized                                                 4.58 %
Return on Average Total Assets, Annualized (1)                                  1.38 %
Return on Average Tangible Assets, Annualized (4)                               1.62 %
Return on Average Stockholders' Equity, Annualized (1)                         12.73 %
Return on Average Tangible Stockholders' Equity, Annualized (4)                22.26 %


(1) Excluding after-tax restructuring, integration and other nonrecurring costs of $2,342,000 in the first quarter of 2001.

(2)     Excluding amortization of goodwill and core deposit intangibles.

(3) Excluding after-tax net effect of $7,577,000 Concord stock gain, additional provision for credit losses and other nonrecurring items.

(4) Defined as operating cash earnings as a percentage of average total assets or average stockholders' equity minus average goodwill and core deposit intangible.
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                                                                     PAGE 2 OF 3
BWE
                              BANCWEST CORPORATION

MEMO:                                                             2001-Q1
                                                               ----------
Net Tax Applicable to Non-Recurring Items                           3.768
Tax Applicable to Securities Transactions                               -
Common Dividends (not per share)                                   23.687
EOP Employees (FTE)                                                 5.281
EOP Total Offices                                                     252
Have there been any stock splits, buy backs
or stock dividends this period?                                        No
Acquisitions or mergers?  If so, please list
company, date of consummation and
accounting treatment.  (A)
Any other restatements?  Please explain                                No
Please identify non-recurring items: (B)


AVERAGE ASSETS
Total Investment Securities                                     2,116.662

Loans and Leases:
     Commercial, financial and agricultural                     2,598.360
     Real estate - Construction                                   407.803
     Real estate - Commercial                                   2,666.723
     Real estate - Residential                                  2,392.683
     Consumer                                                   3,670.330
     Lease financing                                            2,068.042
Total Domestic Loans & Leases**                                13,803.941
Foreign Loans**                                                   341.577
Total Loans & Leases**                                         14,145.518
Other Earning Assets                                              529.215
Total Earning Assets**                                         16,791.395
Total Assets                                                   18,873.589
**Net of unearned, gross of reserve

AVERAGE LIABILITIES & EQUITY
Domestic:
Interest-bearing Demand                                           313.906
Savings                                                         4,328.651
Time                                                            6,428.909


                                                                  2001-Q1
                                                               ----------
 Foreign Deposits                                                 203.398
 Short-Term Borrowings                                            743.738
 Long-Term Borrowings                                           1,013.121
 Total Interest-Bearing Liabilities                            13,031.723
 Noninterest Bearing Deposits                                   2,978.114
 Minority Interest                                                      -
 Non-Convertible Preferred Equity                                       -
 Convertible Preferred Equity                                           -
 Common Equity                                                  2,022.903
 Equity from Securities Valuation                                  19.516
 Total Equity (common & preferred)                              2,042.419


 PARENT COMPANY DATA
 EOP Investment in Subsidiaries                                 2,185.971
 EOP Goodwill                                                           -

 CREDIT QUALITY DATA
 (a) EOP Non-Accrual Loans                                        100.926
 (b) EOP Restructured Loans                                         7.207

 (c) EOP Other Real Estate Owned
     (including in-substance foreclosure)                          20.549
 EOP Total Non-Performing Assets
     (a+b+c--not including past due)                              128.682
 EOP 90-day Past Due Loans                                         18.610
 EOP In-Substance Foreclosure                                           -

 NON-PERFORMING LOANS (BY TYPE OF LOAN)
     (NON-ACCRUAL PLUS RESTRUCTURED)
 Construction & Land Development                                    0.119
 Commercial Mortgages                                              16.511
 Commercial Loans                                                  61.009
 Leases                                                             8.769
 Other                                                             21.725
 Total                                                            108.133



(A) Purchase of 30 branches in January and February, divested from First Security Bank.

(B) Security gain of $41.3 million (pre-tax) from Concord-Star merger. $5.0 million (pre-tax) agreement to donate to private foundation, integration cost of $3.9 million (pre-tax) and other nonrecurring items of $398,000 (pre-tax). Also, additional provision for credit losses over normal expected amount of $23.0 million (pre-tax).

BWE                             BANCWEST CORPORATION
                                                                     PAGE 3 OF 3

                                                                                  2001-Q1
                                                                               ----------
LOAN PORTFOLIO (END OF PERIOD)
    (NET OF UNEARNED DISCOUNT, IF POSSIBLE)
Construction & Land Development                                                   406.059
Commercial Mortgages                                                            2,758.034
Commercial Loans                                                                2,562.244
Residential Mortgages
    (excluding Home Equity)                                                     1,802.486
Home Equity Loans                                                                 453.886
Credit Card Outstandings                                                          202.730
Other Consumer
   (excluding home equity & credit card)                                        3,572.468
Leases                                                                          2,106.486
Foreign                                                                           338.130
Unearned Discount (if applicable)                                                       -
Total Loans & Leases*                                                          14,202.523
   * Net of unearned discount, gross of reserve

CHARGE-OFFS
----------
Commercial, financial and agricultural                                             10.656
Real estate - Commercial                                                            0.399
Real estate - Construction                                                          0.000
Real estate - Residential                                                           1.067
Consumer                                                                            8.664
Lease financing                                                                     2.998
Foreign                                                                             0.602
Total Charge-offs                                                                  24.386

RECOVERIES
Commercial, financial and agricultural                                              0.147
Real estate - Commercial                                                            0.050
Real estate - Construction                                                          0.131
Real estate - Residential                                                           0.200
Consumer                                                                            1.699
Lease financing                                                                     0.502
Foreign                                                                             0.260
Total Recoveries                                                                    2.989

NET CHARGE-OFFS

Commercial, financial and agricultural                                             10.509
Real estate - Commercial                                                            0.349
Real estate - Construction                                                         (0.131)
Real estate - Residential                                                           0.867
Consumer                                                                            6.965
Lease financing                                                                     2.496
Foreign                                                                             0.342
Net Charge-offs (Recoveries)                                                       21.397


                                                                                  2001-Q1
                                                                               ----------
END OF PERIOD DATA (EOP)
Loan-Loss Reserve                                                                 186.246
Loan-Loss Reserve (% of
     period end loans)                                                             1.31 %
Assets                                                                         19,419.452
Total Deposits                                                                 14,710.173
Minority Interest                                                                       -
Non-Convertible Preferred Equity                                                        -
Convertible Preferred Equity                                                            -
Total Preferred Equity                                                                  -
Accumulated Other Comprehensive Income                                             22.308
Common Equity                                                                   2,044.991
Convertible Debt (excluding Equity Notes)                                               -
Total Long-Term Debt and Capital Securities                                     1,031.039
(A) EOP Deposit Intangibles                                                        77.365
(B) EOP Goodwill                                                                  679.107
(C) EOP Mortgage Servicing Intangibles                                              6.051
(D) EOP Other Intangibles                                                               -
EOP Total Intangibles (A+B+C+D)                                                   762.523
Investment Securities Available-for-Sale                                        2,103.515
After-tax Unrealized Gain (Loss) on
     Securities Available-for-Sale                                                 22.308
Investment Securities Held-to-Maturity
     --At Cost                                                                     86.764
     --At Market                                                                        -
Trading Securities                                                                      -

SEGMENT RATIOS
Hawaii Loans/Total Loans                                                          27.47 %
Mainland Loans/Total Loans                                                        72.53 %
Hawaii Deposits/Total Deposits                                                    39.54 %
Mainland Deposits/Total Deposits                                                  60.46 %
Hawaii Cash Earnings/Total Cash Earnings                                          29.57 %
Mainland Cash Earnings/Total Cash Earnings                                        70.43 %